EX-4.14

                      WAIVER AND AMENDMENT NO. 1 TO WARRANT

        THIS WAIVER AND AMENDMENT NO. 1 TO WARRANT, effective as of May __, 2007 (the "AMENDMENT"), is entered into by and between Summit Global Logistics, Inc., a Delaware corporation, formerly known as Aerobic Creations, Inc. ("COMPANY"), and the Required Holders. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Registration Rights Agreement (as hereinafter defined).

        WHEREAS, pursuant to a Securities Purchase Agreement (Common Stock and Warrants), dated as of November 8, 2006 by and among Maritime Logistics US Holdings Inc., a Delaware corporation, the Company (pursuant to that certain Joinder Agreement dated as of the date hereof) and the Buyers, the Company sold to each Buyer (i) Common Stock and (ii) Warrants and the Buyers entered into the Registration Rights Agreement ("REGISTRATION RIGHTS AGREEMENT").

        WHEREAS, in exchange for the waiver of certain existing events of default and certain amendments that are beneficial to the Company, the Company has agreed to amend the Notes and Warrants issued in connection with such Notes;

        WHEREAS, in connection with such amendment to the Notes and Warrants and the sale of the New Notes and New Warrants (as defined below), the Company requested that the Holders amend the Warrants in certain respects as provided herein and waive certain rights; and

        WHEREAS, the signatures of the Required Holders (the Holders holding of at least a majority Warrants) is required to effect a waiver and to amend all of the Warrants as provided herein and whereas each of the signatories hereto, representing at least the Required Holders, have agreed to effect this Amendment; and

        WHEREAS, the Company also wishes to raise additional capital through the sale of additional secured convertible notes and warrants (of like tenor to the Notes as amended and the warrants, the "New Notes" and "New Warrants," respectively).

        NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. AMENDMENTS TO WARRANT. The parties hereto agree as follows, effective as of the date hereof:

        (a) All references in the Warrant to Aerobic Creations, Inc. or ShellCo are hereby replaced with a reference to Summit Global Logistics.

        SECTION 2. WAIVER. Each of the Holder signatory hereto, representing the Required Holders, hereby waive on their behalf and the behalf all of the Holders hereby waive any adjustment to the Exercise Price and any Purchase Right relating to (i) the amendment of the Notes and Warrants, (ii) the issuance of the New Notes and New Warrants, and (iii) the issuance of the convertible notes in connection with the waiver and amendments to the registration rights agreement between the Holders and the Company and to the registration rights agreement between certain holders of Notes. This waiver is and shall be effective solely for the amendments, waivers and issuances referenced above and not to any other amendment, waiver or issuance hereafter occurring.

        SECTION 3. MISCELLANEOUS.

        (a) Any transferee or assignee of the Warrants shall be subject to the terms hereof, and as a condition to each such transfer or assignment, each Investor agrees to require each of its transferees or assignees to agree in writing to be subject to the Warrant, as amended by this Amendment.

        (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, be deemed to be an amendment or modification of, or operate as a waiver of, any provision of the Warrants or any right, power or remedy thereunder, nor constitute a waiver of any provision of the Warrants or any other document, instrument and/or agreement executed or delivered in connection therewith.

        (c) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto or thereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof. Whenever the context and construction so require, all words herein and in the Warrant in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

        (d) This Amendment and the Warrant may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Warrant. This Amendment shall be considered part of the Warrant.

        (e) This Amendment and the Warrant constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof, may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto and supersede all other prior agreements and understandings, if any, relating to the subject matter hereof. There are no unwritten oral agreements between the parties with respect to the subject matter hereof or thereof.

        (f) The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the choice of law provisions set forth in the Warrant.

        (g) The obligations of each Holder under each Warrant are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under any Warrant. Nothing contained herein or in any Warrant, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group in respect of such obligations or the transactions contemplated by the Warrants and the Company acknowledges that the Holders are not acting in concert or as a group in respect of such obligations or the transactions contemplated by this Amendment or the Warrants. Each Holder confirms that it has independently participated in the negotiation of the transaction contemplated by this Amendment and the Warrants with the advice of its own counsel and advisors, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Holder, and that it is not acting in concert with any other Holder in making its purchase of Securities hereunder or in monitoring its investment in the Company. The Holders and, to its knowledge, the Company agree that no action taken by any Holder pursuant hereto or to the Warrants, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity or group, or create a presumption that the Holders are in any way acting in concert or would deem such Holders to be members of a "group" for purposes of Section 13(d) of the 1934 Act. The Holders each confirm that they have not agreed to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Company. The Company has elected to provide all Holders with the same terms and Amendment for the convenience of the Company and not because it was required or requested to do so by any of the Holders. The Company acknowledges that such procedure in respect of the Amendment in no way creates a presumption that the Holders are in any way acting in concert or as a "group" for purposes of Section 13(d) of the 1934 Act in respect of this Amendment or the transactions contemplated hereby. Except as otherwise set forth herein or in the Transaction Documents (as defined in the Securities Purchase Agreement), each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment, or out of the Registration Rights Agreement, its Note, and its Warrant, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

                      REMAINDER OF PAGE INTENTIONALLY BLANK

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT

        IN WITNESS WHEREOF, the parties have caused this Waiver and Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


COMPANY:
                                    SUMMIT GLOBAL LOGISTICS, INC.
                                    (formerly known as Aerobic Creations, Inc.)


                                    By:_________________________________________
                                       Name:
                                       Title:

                             SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                               ALEXANDRA GLOBAL MASTER FUND LTD.
                                               By:______________________________
                                                  Name:
                                                  Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                                  AMERICAN CAPITAL EQUITY I, LLC


                                                  By:  AMERICAN CAPITAL EQUITY
                                                       MANAGEMENT
                                                  Its: Manager

                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                               AMERICAN CAPITAL STRATEGIES, LTD.


                                               By:______________________________
                                                  Name:
                                                  Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                  CAMOFI MASTER LDC


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                                  CORNELL CAPITAL PARTNERS, LP


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                                  CRANSHIRE CAPITAL, L.P.


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                              CREDIT SUISSE SECURITIES (USA) LLC


                                              By:_______________________________
                                                 Name:
                                                 Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                                  CRESCENT INTERNATIONAL LTD


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT




HOLDERS:
                                                  DIAMOND OPPORTUNITY FUND, LLC


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                EVOLUTION MASTER FUND LTD. SPC,
                                                SEGREGATED PORTFOLIO M


                                                By:_____________________________
                                                   Name:
                                                   Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                                 GOTTBETTER CAPITAL MASTER, LTD.


                                                 By:___________________________
                                                    Name:
                                                    Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT




HOLDERS:
                                                  HORIZON CAPITAL FUND LP


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                                  JMG CAPITAL PARTNERS, LP


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                                  JMG TRITON OFFSHORE FUND LTD.


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                                  MULSANNE PARTNERS, L.P.


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                                GOOD STEWARD TRADING COMPANY SPC


                                                By:_____________________________
                                                   Name:
                                                   Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                                  FINDERNE, L.L.C.


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                                  KNOTT PARTNERS, L.P.


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                                  SHOSHONE PARTNERS, L.P.


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                               COMMONFUND HEDGED EQUITY COMPANY


                                               By:______________________________
                                                  Name:
                                                  Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                                  MATTERHORN OFFSHORE FUND, LTD.


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                                MEADOWBROOK OPPORTUNITY FUND LLC


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                                  MLA CAPITAL, INC.


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                  PARAGON CAPITAL LP


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT



HOLDERS:
                                                  SIGMA CAPITAL ASSOCIATES, LLC


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                  STELLAR CAPITAL FUND LLC


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                  STRATFORD PARTNERS, LP


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                  WOLVERINE CONVERTIBLE
                                                  ARBITRAGE FUND TRADING LIMITED


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                  R&R BIOTECH PARTNERS LLC


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                  KRG CAPITAL FUND II, L.P.


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                  KRG CAPITAL FUND II (PA) L.P.


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                  KRG CAPITAL FUND II (FF) L.P.


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                  KRG CO-INVESTMENT, LLC


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                  FMI INC.


                                                  By:___________________________
                                                     Name:
                                                     Title:

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Bobby Tsun

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Calvin M. Tseng

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Carlton W. Blair III

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Chao-Chieh Tseng

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Chen Bang Lee

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Chen Chi Chou

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Chen Min Wang

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Christopher Dombalis

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      David I. Beatson

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Di Wang

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Di Wang




                                                      --------------------------
                                                      Xiao Fei Guo

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Dominic Redfern

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Dong Wang

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Eric Teegelaar

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Feng Xiao

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Francisco A. De Leon, Jr.

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Gary R. Yetter




                                                      --------------------------
                                                      Maureen M. Yetter

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      George Chih Jung Chiu

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Grace Chu

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Gregory Desaye

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Herbert Ta Cheng Huang

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Hong The Luong

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Irene Ho

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      J. Terence MacAvery

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      James Madden

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      James T. Deveau

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Jaumey Her

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Jen-Huan Tsai

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Jenny S. Cheng

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Jerry Jr. Dong

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Jonathan Huang

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Joseph Desaye

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Karen Ka Ying Chan

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      King L. Chung

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Kit Ching Chang

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Kun-Tai Chen

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Lauren M. Parnell

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Lin-Yun Wu

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Luz Maria Hernandez

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Marc S. Theobald

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Matthew Ray Cull

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Mi Tracy Lee

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Michael Desaye

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Nancy L. Pinto

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Neil Devine

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Noam J. Rubinstein

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Pa Lin Cheng

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Paul L. Shahbazian

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Paul A. Windfield

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Peter A. Stone

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Peter Klaver

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Raymer McQuiston

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Richard Shannon

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Robert Agresti

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Robert Hsiang Lin Wu

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Robert J. O'Neill

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Robert Yen-Chin Lee

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Rui Juan Huang

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Samantha Scott Hannigan

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Ta-Chung Han

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Tammy Liu

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Thomas Scott Heiman

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Tiffany H. Lam

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Tracy-Ann Fitzpatrick

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Tsung-Ning Mao

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Tuong T. Ho

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Valentina R.L. Huang

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      William J. Coogan

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      William R. Knight

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                     --------------------------
                                                     Ya-Hsiung Wang (James Wang)

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Yao Hang Chen Philip

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Ying-Chen Chou

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Yong Jian Zhang




                                                      --------------------------
                                                      Ruixia Liang

                              SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO WARRANT


HOLDERS:
                                                      --------------------------
                                                      Zheng Cui